FREEPORT-McMoRAN COPPER & GOLD

EXPANDING RESOURCES

4th Quarter 2013 Earnings Conference Call

January 22, 2014


FCX
LISTED
NYSE

www.fcx.com

Cautionary Statement Regarding Forward-Looking Statements

This presentation contains forward-looking statements in which FCX discusses its potential future performance. Forward-looking statements are all statements other than statements of historical facts, such as projections or expectations relating to ore grades and milling rates, production and sales volumes, unit net cash costs, cash production costs per barrel of oil equivalent (BOE), operating cash flows, capital expenditures, exploration efforts and results, development and production activities and costs, liquidity, tax rates, the impact of copper, gold, molybdenum, cobalt, oil and gas price changes, the impact of derivative positions, the impact of deferred intercompany profits on earnings, reserve estimates, and future dividend payments, debt reduction and share purchases. The words "anticipates," "may," "can," "plans," "believes," "potential," "estimates," "expects," "projects," "targets," "intends," "likely," "will," "should," "to be," and any similar expressions are intended to identify those assertions as forward-looking statements. The declaration of dividends is at the discretion of FCX's Board and will depend on FCX's financial results, cash requirements, future prospects, and other factors deemed relevant by the Board.

This presentation also includes forward-looking statements regarding mineralized material not included in proven and probable mineral reserves. The mineralized material described in this presentation will not qualify as reserves until comprehensive engineering studies establish their economic feasibility. Accordingly, no assurance can be given that the estimated mineralized material not included in reserves will become proven and probable reserves.

FCX cautions readers that forward-looking statements are not guarantees of future performance and its actual results may differ materially from those anticipated, projected or assumed in the forward-looking statements. Important factors that can cause FCX's actual results to differ materially from those anticipated in the forward-looking statements include commodity prices, mine sequencing, production rates, industry risks, regulatory changes, political risks, the outcome of ongoing discussions with the Indonesian government regarding PT-FI's Contract of Work and the impact of the January 2014 regulations on PT-FI's exports and export duties, the potential effects of violence in Indonesia, the resolution of administrative disputes in the Democratic Republic of Congo, weather- and climate-related risks, labor relations, environmental risks, litigation results, currency translation risks, and other factors described in more detail under the heading "Risk Factors" in FCX's Annual Report on Form 10-K for the year ended December 31, 2012, filed with the U.S. Securities and Exchange Commission (SEC) as updated by FCX's subsequent filings with the SEC.

Investors are cautioned that many of the assumptions on which FCX's forward-looking statements are based are likely to change after its forward-looking statements are made, including for example commodity prices, which FCX cannot control, and production volumes and costs, some aspects of which FCX may or may not be able to control. Further, FCX may make changes to its business plans that could or will affect its results. FCX cautions investors that it does not intend to update forward-looking statements more frequently than quarterly notwithstanding any changes in FCX's assumptions, changes in business plans, actual experience or other changes, and FCX undertakes no obligation to update any forward-looking statements.

This presentation also contains certain financial measures such as unit net cash costs per pound of copper and per pound of molybdenum, oil and gas realized revenues, cash production costs and cash operating margin, which are not recognized under generally accepted accounting principles in the U.S. As required by SEC Regulation G, reconciliations of these measures to amounts reported in FCX's consolidated financial statements are in the supplemental schedules of FCX's 4Q 2013 press release, which is available on FCX's website, "www.fcx.com."

2013 Year in Review

Focused on Execution

- **Strong Operating Performance Globally**
  - 12% Increase in Copper Sales (Growth in All 4 Regions)
  - Significant Contribution from O&G Business
- **Advanced Important Projects for Profitable Future Growth**
  - Second Phase Expansion at Tenke Complete
  - Morenci Mill Expansion Nearing Completion
  - Initiated Construction at Cerro Verde
  - Grasberg Underground Development Activities
  - Lucius Deepwater GOM Development
  - New Growth Opportunities in Deepwater GOM
  - Inboard Lower Tertiary/Cretaceous Opportunity on GOM Shelf and Onshore South LA
- **Actions on Cost Savings and Reduced Capital Expenditures**
- **~$2.3 Billion in Common Stock Dividends; Total Shareholder Return of 17% in 2013**

Financial Highlights

Sales Data	4Q13	2013
Copper		
Consolidated Volumes (mm lbs)	1,140	4,086
Average Realization (per lb)	$3.31	$3.30
Site Production & Delivery Unit Costs (per lb)	$1.68	$1.88
Unit Net Cash Costs (per lb)	$1.16	$1.49
Gold		
Consolidated Volumes (000's ozs)	512	1,204
Average Realization (per oz)	$1,220	$1,315
Oil Equivalents		
Consolidated Volumes (MMBOE)	16.6	38.1
Realized Revenues ($ per BOE) (1)	$73.58	$76.87
Cash Production Costs ($ per BOE)	$17.63	$17.14

Financial Results *(in millions, except per share amounts)*	4Q13	2013
Revenues (2)	$5,885	$20,921
Net Income Applicable to Common Stock	$707 (3)	$2,658
Diluted Earnings Per Share	$0.68 (3)	$2.64
Operating Cash Flows (4)	$2,337	$6,080
Capital Expenditures	$1,663	$5,286
Total Debt	$20,706	$20,706
Consolidated Cash	$1,985	$1,985

(1) Realized revenues per BOE exclude unrealized mark-to-market gains (losses) on oil and gas derivative contracts.
(2) Includes charges for unrealized mark-to-market losses on oil and gas derivative contracts totaling $118 mm in 4Q13 and $312 mm in 2013.
(3) Includes net charges of $166 million ($0.16/share), comprised of $73 million ($0.07/share) for unrealized losses on oil and gas derivative contracts and other items described in the summary financial data of FCX's 4Q13 press release.
(4) Includes working capital sources (uses) and changes in other tax payments of $53 million in 4Q13 and ($436) million in 2013.

Copper Market Commentary

- Strong Chinese Cathode and Concentrate Imports
  - Supported by Consumer Demand and Infrastructure Investment
- U.S. Demand Steadily Improving
  - Consumer Confidence Growing
  - Automotive and Construction Key Drivers
- European Recovery Beginning
- Cathode Market Remains Very Tight
  - Exchange Stocks Lowest in Fifteen Months
  - Lack of Scrap Driving Higher Cathode Consumption
- Positive Long-Term Outlook Supported by Fundamentals

Quarterly Mining Operating Summary

4Q13 Unit Production Costs

Cash Unit Costs *(per pound of copper)*	North America	South America	Indonesia	Africa	Consolidated
Site Production & Delivery	$1.89	$1.42	$1.89	$1.43	$1.68
By-Product Credits	(0.20)	(0.30)	(2.04)	(0.36)	(0.73)
Treatment Charges	0.13	0.18	0.24	-	0.17
Royalties	-	-	0.12	0.07	0.04
Unit Net Cash Costs	**$1.82**	**$1.30**	**$0.21**	**$1.14**	**$1.16**

Sales From Mines for 4Q13 & 4Q12 by Region


North America
334
Cu mm lbs
321
Cu mm lbs
22(1)
Mo mm lbs
21(1)
Mo mm lbs
4Q13 4Q12 4Q13 4Q12
South America(2)
402
Cu mm lbs
350
Cu mm lbs
4Q13 4Q12
Indonesia(3)
292
Cu mm lbs
204
Cu mm lbs
476
Au 000 ozs
224
Au 000 ozs
4Q13 4Q12 4Q13 4Q12
Africa(4)
112
Cu mm lbs
97
Cu mm lbs
4Q13 4Q12

(1) Includes 5 mm lbs in 4Q13 and 2 mm lbs in 4Q12 from South America.
(2) Gold sales totaled 34k ozs in 4Q13 and 26k ozs in 4Q12. Silver sales totaled 1.5mm ozs in 4Q13 and 1mm ozs in 4Q12.
(3) Silver sales totaled 1.1mm ozs in 4Q13 and 670k ozs in 4Q12.
(4) Cobalt sales totaled 8 mm lbs in 4Q13 and 6 mm lbs in 4Q12.
NOTE: For a reconciliation of unit net cash costs per pound to production and delivery costs applicable to sales reported in FCX's consolidated financial statements, refer to "Product Revenues and Production Costs" in FCX's 4Q13 press release which is available on FCX's website.

Preliminary Reserves at 12/31/13
Consolidated Proven & Probable Reserves

	Copper billion lbs	Gold million ozs	Molybdenum billion lbs
Reserves @ 12/31/12(1)	**116.5**	**32.5**	**3.42**
Additions/revisions	(1.2)	--	(0.07)
Production	(4.1)	(1.2)	(0.09)
Net change	(5.3)	(1.2)	(0.16)
Reserves @ 12/31/13(1)	**111.2**	**31.3**	**3.26**
Reserves @ 12/31/06(2)	**93.6**	**42.5**	**1.95**
Additions/revisions*	45.0	0.6	1.83
Production	(27.4)	(11.8)	(0.52)
Net change	17.6	(11.2)	1.31
Reserves @ 12/31/13(1)	**111.2**	**31.3**	**3.26**
* as % of production	164%	4%	346%

12/31/13 Copper Reserves by Geographical Region


North America 33%
South America 33%
Indonesia 27%
7%
Africa

(1) Long-term prices of $2/lb copper, $10/lb molybdenum, and $1,000/oz gold (2013)/$750/oz gold (2012)
(2) Long-term prices of ~$1/lb copper, $5/lb molybdenum, and $400/oz gold; reserves as of 12/31/06 are pro forma

Copper Reserves & Mineralized Material

as of 12/31/13


billion lbs of copper
111
at $2.00 Cu price
226
Mineralized Material (b)
(contained copper)
at $2.20 Cu price
Reserves
115 billion lbs
Reserves (a)
(recoverable copper)
Reserves (a) & Mineralized Material (b)

12/31/13
Mineralized Material (b)
by Geographical Region


North America 50%
Indonesia 19%
11% Africa
South America 20%

(a) Preliminary estimate of recoverable proven and probable copper reserves using a long-term average copper price of $2.00/lb; 89 billion pounds net to FCX's interest.

(b) Preliminary estimate of consolidated contained copper resources using a long-term copper price of $2.20/lb. ***Mineralized Material is not included in reserves and will not qualify as reserves until comprehensive engineering studies establish their economic feasibility. Accordingly, no assurance can be given that the estimated mineralized material will become proven and probable reserves. See Cautionary Statement.***

Portfolio of World Scale Mines

Positive Exploration Results – "Big Mines Get Bigger"

Mines with Potential Capacity for 1 billion lbs of copper per annum*


Morenci
Tenke
Fungurume
Grasberg
Cerro Verde
El Abra

* Grasberg currently producing over 1 bln lbs/annum, Morenci (100%) & Cerro Verde in development to produce 1 bln lbs/annum and El Abra & Tenke have potential to produce 1 bln lbs/annum

Indonesia Regulatory Matters

- **In January 2014, Indonesian Government Published New Regulations Regarding Exports of Minerals, including Copper Concentrates**
  - Allows Exports Through January 2017
  - Includes New Progressive Export Duty on Copper Concentrates
- **Regulations Conflict with PT-FI's Contract of Work**
  - COW Authorizes PT-FI to Export Concentrates
  - COW Sets Forth Taxes and Other Fiscal Terms Applicable to Operations
  - COW states that PT-FI is not subject to taxes, duties or fees subsequently imposed or approved by the Indonesian government except as expressly provided in the COW
- **Complied with COW and in 1998 Built Indonesia's First and Only Copper Smelter**
- **Working with Indonesian Government to Obtain 2014 Export Permit**

Grasberg Update

Improving productivity & performance metrics

	1H13	4Q13	% change
▪ Mill rates (K t/d)	157	205	*+31%*
▪ Cu grades (%)	0.69	0.87	*+26%*
▪ Au grades (g/t)	0.53	0.99	*+87%*
▪ Unit net cash cost ($/lb)	$1.95	$0.21	*-89%*

PT-FI Sales

2013


Cu
million lbs
198
158
237
292
1Q
2Q
3Q
4Q
Au
000's ozs
191
151
278
476
1Q
2Q
3Q
4Q

2013-2016e*


Cu
billion lbs
0.9
1.1
1.2
1.5
2013
2014e
2015e
2016e
Au
million ozs
1.1
1.6
1.3
3.0
2013
2014e
2015e
2016e

** Cu/Au sales estimates assume no changes to PT-FI's planned concentrate shipments. FCX will update its outlook as export approvals are obtained.*

e = estimate. See Cautionary Statement.

Brownfield Development Projects

Tenke Fungurume Phase II Expansion

$0.9 billion*

- Completed on time & within budget
- Incremental 150 mm lbs of copper per annum (50% increase)
- Performing well
- $0.7 billion incurred to-date**


Phase II Expansion

Cerro Verde Mill Expansion

$4.6 billion

- Commenced construction in 1Q13
- Completion expected in 2016
- Expected to add 600 mm lbs of copper per annum
- $1.5 billion incurred to-date**


Plant Site

Morenci Mill Expansion

$1.6 billion

- Construction in advanced stage
- Startup expected in 1H 2014
- Expected to add 225 mm lbs of copper per annum
- $1.0 billion incurred to-date**


HRC Assembly

+1 billion pounds per annum increase by 2016

- ***Proven Technology***
- ***Capital efficiency***
- ***Higher risk-adjusted returns than greenfield***

** includes a second sulphuric acid plant*
*** as of 12/31/2013*

Exploration Targets in Major Mineral Districts


Morenci
Cerro Verde
2013
$182 mm
North America 18%
South America 23%
Other Areas 13%
18% Indonesia
Africa 28%
2014e
$120 mm
22%
21%
24%
11%
22%
Grasberg
Tenke Fungurume

Note: FCX's consolidated share; e = estimate. See Cautionary Statement.

Strong Brent & LLS Crude Oil Pricing

Over 90% of FCX's 4Q13 O&G Revenues are from Oil/NGLs*


Brent and LLS Pricing per Bbl
$150
$125
$100
$75
$50
$25
$0
Jan-03
Jan-05
Jan-07
Jan-09
Jan-11
Jan-13

	June '13	3Q13	4Q13	2013**
Brent Average ($/bbl)	$103	$110	$109	$109
LLS Average ($/bbl)	$104	$110	$101	$105
FM O&G Realization ($/bbl before Hedges)	$97	$106	$94	$100
Differential to Brent	94%	97%	86%	92%

Source: Bloomberg

* Excluding the impact of derivative instruments

** 2013 is for period June 1, 2013, through December 31, 2013.

Oil & Gas Operating Assets

4Q 2013 Cash Operating Margin: $0.9 Billion ($56/BOE)

California
- Long Established Oil Production History
- Strong Margins and Cash Flows
- Brent Based Pricing
- Activities Focused on Maintaining Stable Production

Eagle Ford
- Large Oil/Liquids Rich Resource
- Flexible Structure
- LLS Based Pricing
- Near-term: Managing for Cash Flows


Haynesville/Other
2%
California
21%
Eagle
Ford
30%
GOM
47%

Haynesville
- Significant Gas Resource (5+ Tcfe)
- Preserving Rights for Potential Improvements in Prices

GOM Deepwater
- Significant Current Production with Upside
- Large Scale Infrastructure
- LLS Based Pricing
- Lucius Development - First Production Expected in 2H14
- Production Expected to More Than Double Over Next 5 Years

NOTE: Cash operating margin reflects realized revenues less cash production costs. Realized revenues exclude unrealized gains (losses) on derivative contracts and cash production costs exclude accretion and other costs. For a reconciliation of realized revenues and cash production costs to applicable amounts reported in FCX's consolidated financial statements, refer to "Product Revenues and Production Costs" in FCX's 4Q13 press release which is available on FCX's website.

FREEPORT-McMoRAN COPPER & GOLD

Quarterly Oil & Gas Operating Summary

4Q 2013 Oil & Gas Margins by Region

Operating Margin	California	Eagle Ford	Haynesville/ Madden/ Other	GOM	Consolidated
Realized Revenue per BOE	$88.96	$75.05	$22.41	$80.67	$73.58
Cash Production Costs per BOE	34.87	11.42	12.98	13.84	17.63
Cash Operating Margin per BOE	$54.09	$63.63	$9.43	$66.83	$55.95

4Q 2013 Oil & Gas Sales by Region


California
39 (1)
Oil MBOE/D
Eagle Ford
41 (2)
Oil MBOE/D
44
Haynesville/ Madden/Other
124
Gas MMCFE/D
GOM (4)
60 (3)
Oil MBOE/D
77
Gas MMCF/D

(1) Includes ~ 6 MMcfe/d of natural gas
(2) Includes ~ 6 MBOE/d of NGLs
(3) Includes ~ 5 MBOE/d of NGLs
(4) GOM Shelf totaled 12 MBOE/d and approximates 17% of the GOM total.

NOTE: Cash operating margin reflects realized revenues less cash production costs. Realized revenues exclude unrealized gains (losses) on derivative contracts and cash production costs exclude accretion and other costs. In addition, derivative contacts for FCX's oil and gas operations are managed on a consolidated basis; accordingly realized revenues per BOE for the regions do not reflect adjustments for these amounts. For a reconciliation of realized revenues and cash production costs per BOE to applicable amounts reported in FCX's consolidated financial statements, refer to "Product Revenues and Production Costs" in FCX's 4Q13 press release which is available on FCX's website.

Preliminary SEC Oil & Gas Proved Reserves

464 MMBOE as of 12/31/13

By Category


PUD
34%
PDP
53%
PDNP
13%

By Region


Haynesville/
Other
10%
GOM
37%
California
40%
Eagle
Ford
13%

By Commodity 6:1 Ratio


Oil
75%
5%
NGLs
Gas
20%

NOTE: The preliminary proved oil and gas reserves presented were determined using the methods prescribed by the U.S. Securities and Exchange Commission, which require the use of an average price, calculated as the twelve-month historical average of the first-day-of-the-month West Texas Intermediate spot oil price of $96.94 per barrel and Henry Hub spot natural gas price of $3.67 per million British thermal units, as adjusted for location and quality differentials by area, and were held constant throughout the lives of the properties unless prices are defined by contractual arrangements, excluding escalations based upon future conditions.

Lucius – Deepwater GOM Development Project


Lucius Topside


Lucius Spar

- **Completion Activities in-progress**
- **Subsea Infrastructure Currently Being Installed**
- **Topside Facilities on Schedule to be Delivered and Lifted into Place in 1Q14**
- **First Production from 6 Wells Anticipated in 2H 2014**
- **Processing Capacity**
  - **80,000 BOPD**
  - **450,000 MCFD**
- **FM O&G 23.33% WI**

Deepwater GOM Update


Texas
Louisiana
Holstein (100% WI)
• Production Facilities Capable of Handling Over 100,000 BOED
• Platform Rig Refurbishment Began in 2H2013; Drilling Activity Underway
• 7 Platform Sidetracks Planned in Coming Years
• Subsea Tie-backs Planned with Contracted Drill Ships
– Holstein Deep (Delineate Discovery)
– Copper (Holstein Analog)
Marlin (100% WI)
• Field Will be Shut-in for Planned Platform Maintenance and Subsea Tie-back Upgrades in 3Q14
Horn Mountain (100% WI)
• Development Drilling of Subsea Tie-back Opportunities Planned in 2H 2015
• Updip Tests of Current Producers
Tara (100% WI)
• Lucius analog prospect with Pliocene/ Miocene objectives
• Located in 8,700' of water in Keathley Canyon
• Northwest of Lucius Discovery
• PTD of 23,000'
HOLSTEIN DEEP
COPPER
LUCIUS
PHOBOS
FM O&G Operated
FM O&G Non-Op
Development Tie-back
Exploration Prospect

FREEPORT-McMoRAN COPPER & GOLD

Inboard Lower Tertiary/ Cretaceous Activities


Lomond North
Lineham Creek
England
Davy Jones
Blackbeard Area
Lafitte
Inboard Lower Tertiary/ Cretaceous Area

- Industry Leading Position in Emerging Trend
- Lomond North – Positive Results; Drilling Ahead
- 2014 Production Tests
  - Davy Jones #2 (75% WI)
  - Lomond North (72% WI)
  - Blackbeard West #2 (92% WI)
- Extensive Inventory of Large, High-Quality Prospects
- Potential to Develop Long-term, Low-cost Source of Natural Gas

2014e Outlook

Sales Outlook

- Copper[1]: 4.4 Billion lbs.
- Gold[1]: 1.7 Million ozs.
- Molybdenum: 95 Million lbs.
- Oil Equivalents[2]: 60.7 MMBOE (~70% Oil)

Unit Cost

- $1.45/lb[3] of Copper
- $20/BOE

Operating Cash Flows[4]

- ~$9 Billion (@$3.25/lb Copper in 2014)
- Includes $0.8 Billion in Net Working Capital Sources and Changes in Other Tax Payments
- Each 10¢/lb Change in Copper in 2014 = $370 Million

Capital Expenditures

- $7.1 Billion
  - $4.1 Billion for Mining
  - $3.0 Billion for Oil & Gas

(1) Cu/Au sales estimates assume no changes to PT-FI's planned 2014 concentrate shipments. FCX will update its outlook as export approvals are obtained.
(2) Includes 42.4 MMBbls of crude oil, 89.3 Bcf of natural gas and 3.4 MMBbls of NGLs.
(3) Assumes average prices of $1,200/oz gold and $9.50/lb molybdenum for 2014. 1Q14e unit cash costs are expected to approximate $1.60/lb.
(4) Assumes average prices of $1,200/oz gold, $9.50/lb molybdenum and $105/bbl for Brent crude oil for 2014; each $100/oz change in gold would have an approximate $170 MM impact, each $2.00/lb change in molybdenum would have an approximate $120 MM impact; and each $5/bbl change in oil above $100/bbl would have an approximate $125 mm impact.
e = estimate. See Cautionary Statement.

Production Profile

Copper Sales (billion lbs)*


6
4
2
0
4.1
4.4
5.0
5.7
2013
2014e
2015e
2016e

Note: Consolidated copper sales include 795 mm lbs in 2013, 770 mm lbs in 2014e, 850 mm lbs in 2015e and 1,100 mm lbs in 2016e for noncontrolling interest; excludes purchased copper.

* Cu/Au sales estimates assume no changes to PT-FI's planned concentrate shipments. FCX will update its outlook as export approvals are obtained.

e = estimate. See Cautionary Statement.

Gold Sales (million ozs)*


3
2
1
0
1.2
1.7*
1.4
3.0
2013
2014e
2015e
2016e

Note: Consolidated gold sales include 123k ozs in 2013, 175k ozs in 2014e, 140k ozs in 2015e and 290k ozs in 2016e for noncontrolling interest.

Molybdenum Sales (million lbs)


100
75
50
25
0
93
95
98
100
2013
2014e
2015e
2016e

Oil & Gas Sales (MMBOE)


75
50
25
0
38.1
61
68
81
2013
2014e
2015e
2016e

Note: 2013 is for period June 1, 2013, through December 31, 2013.

2014e Quarterly Sales

Copper Sales* (million lbs)


1,250
1,000
750
500
250
0
1,000
1,135
1,135
1,160
1Q14e
2Q14e
3Q14e
4Q14e

Note: Consolidated copper sales include approximately 180 mm lbs in 1Q14e, 200 mm lbs in 2Q14e, 195 mm lbs in 3Q14e and 195 mm lbs in 4Q14e for noncontrolling interest; excludes purchased copper.

* Cu/Au sales estimates assume no changes to PT-FI's planned concentrate shipments. FCX will update its outlook as export approvals are obtained.

e = estimate. See Cautionary Statement.

Gold Sales* (thousand ozs)


600
400
200
0
325
485
565
375
1Q14e
2Q14e
3Q14e
4Q14e

Note: Consolidated gold sales include approximately 35k ozs in 1Q14e, 45k ozs in 2Q14e, 55k ozs in 3Q14e and 40k ozs in 4Q14e for noncontrolling interest.

Molybdenum Sales (million lbs)


30
20
10
0
25
24
23
23
1Q14e
2Q14e
3Q14e
4Q14e

Oil & Gas Sales (MMBOE)


20
15
10
5
0
15.3
15.2
13.4
16.8
1Q14e
2Q14e
3Q14e
4Q14e

2013 and 2014e Sales by Region

2013 Sales by Region


North America
1,422
Cu
mm lbs
93(1)
Mo
mm lbs
South America
1,325
Cu
mm lbs
108(2)
Au
000's ozs
Indonesia
885
Cu
mm lbs
1.1
Au
mm ozs
Africa
454
Cu
mm lbs
25
Co
mm lbs

2014e Sales by Region


North America
1,725
Cu
mm lbs
95(1)
Mo
mm lbs
South America
1,190
Cu
mm lbs
100(2)
Au
000's ozs
Indonesia*
1,070
Cu
mm lbs
1.6
Au
mm ozs
Africa
445
Cu
mm lbs
30
Co
mm lbs

(1) Includes molybdenum produced in South America.
(2) Includes gold produced in North America.
Note: e = estimate. See Cautionary Statement.

** Cu/Au sales estimates assume no changes to PT-FI's planned 2014 concentrate shipments. FCX will update its outlook as export approvals are obtained.*

2013 and 2014e Unit Production Costs by Region

2013

(per pound of copper)

	North America	South America	Indonesia	Africa	Consolidated
Cash Unit Costs					
Site Production & Delivery (1)	$2.00	$1.53	$2.46	$1.43	$1.88
By-product Credits	(0.24)	(0.27)	(1.69)	(0.29)	(0.57)
Treatment Charges	0.11	0.17	0.23	-	0.15
Royalties (1)	-	-	0.12	0.07	0.03
Unit Net Cash Costs	$1.87	$1.43	$1.12	$1.21	$1.49

2014e

(per pound of copper)

	North America	South America	Indonesia*	Africa	Consolidated
Cash Unit Costs (2)					
Site Production & Delivery (1)	$1.83	$1.64	$2.30	$1.57	$1.87
By-product Credits	(0.19)	(0.22)	(1.86)	(0.36)	(0.62)
Treatment Charges	0.12	0.18	0.25	-	0.16
Royalties (1)	-	0.01	0.12	0.07	0.04
Unit Net Cash Costs	$1.76	$1.61	$0.81	$1.28	$1.45

(1) Production costs include profit sharing in South America and severance taxes in North America.

(2) Estimates assume average prices of $3.25/lb for copper, $1,200/oz for gold, $9.50/lb for molybdenum and $12/lb for cobalt for 2014. Quarterly unit costs will vary significantly with quarterly metal sales volumes. Unit consolidated net cash costs for 2014 would change by ~$0.02/lb for each $50/oz change in gold and $0.02/lb for each $2/lb change in molybdenum.

**Unit costs estimates assume no changes to PT-FI's planned 2014 concentrate shipments. FCX will update its outlook as export approvals are obtained.*

Note: e = estimate. See Cautionary Statement.

EBITDA and Cash Flow at Various Copper Prices

Average EBITDA
($1,200 Gold, $10 Molybdenum & $100 Oil)


(US$ billions)
$20
$15
$10
$5
$0
2015e/2016e Average
2014e
Cu $3.00/lb
Cu $3.50/lb
Cu $4.00/lb

Average Operating Cash Flow (excluding Working Capital changes)
($1,200 Gold, $10 Molybdenum & $100 Oil)


(US$ billions)
$15
$10
$5
$0
2015e/2016e Average
2014e
Cu $3.00/lb
Cu $3.50/lb
Cu $4.00/lb

Note: For 2015e/2016e average, each $50/oz change in gold approximates $100 million to EBITDA and $60 million to operating cash flow; each $1.00/lb change in molybdenum approximates $90 million to EBITDA and $70 million to operating cash flow; each $5.00/bbl change in oil approximates $205 million to EBITDA and $165 million to operating cash flow. EBITDA equals operating income plus depreciation, depletion and amortization.

e = estimate. See Cautionary Statement.

Sensitivities (US$ millions)

	2015e/2016e	
Change	EBITDA	Operating Cash Flow
Copper: +/- $0.10/lb	$525	$375
Molybdenum: +/- $1.00/lb	$90	$70
Gold: +/- $50/ounce	$100	$60
Oil Sales: +/- $5/bbl (1)	$250	$200
Oil Sales Net of Diesel Costs:(1,2) +/- $5/bbl	$205	$165
Natural Gas: +/- $1/Mcf	$55	$45
Currencies:(3) +/- 10%	$185	$135

(1) Oil sales sensitivity calculated using base Brent price assumption of $100/bbl in 2015 and 2016.
(2) Amounts are net of mining cost impacts of a $5/bbl change in oil prices.
(3) U.S. Dollar Exchange Rates: 525 Chilean peso, 11,000 Indonesian rupiah, $1.00 Australian dollar, $1.38 Euro, 2.80 Peruvian Nuevo Sol base case assumption. Each +10% equals a 10% strengthening of the U.S. dollar; a strengthening of the U.S. dollar against foreign currencies equates to a cost benefit of noted amounts.
NOTE: Based on 2015e/2016e averages. Operating cash flow amounts exclude working capital changes. For 2014 sensitivities see footnotes on slide 21.
e = estimate. See Cautionary Statement.

Capital Expenditures (1)

(US$ billions)


$8
$6
$4
$2
$0
$5.3
Oil & Gas
1.5 (2)
Major Projects
2.3(3)
Other Mining
1.5
TOTAL MINING
3.8
$7.1
3.0
3.1(3)
1.0
4.1
$7.3
3.5
2.6
1.2
3.8
$6.6
4.0
1.4
1.2
2.6
2013
2014e
2015e
2016e

(1) Capital expenditure estimates include projects in progress. Project spending will continue to be reviewed and revised subject to market conditions.
(2) For the period June 1, 2013 through December 31, 2013.
(3) Primarily includes Cerro Verde expansion, Morenci mill expansion and Grasberg underground development.
Note: Includes capitalized interest.
e= estimate. See Cautionary Statement.

FREEPORT-McMoRAN COPPER & GOLD

EXPANDING RESOURCES

Committed to Balance Sheet Management

Strong Track Record

- **Debt Targeted at $12 Billion by YE 2016**
- **Anticipate Continuing Current Common Stock Dividend Rate: $1.25/Share per Annum**
- **Large Resource Base with Strong Cash Flows and Capital Discipline**
- **Review of Divestitures Ongoing**
- **Prepared to Respond to Varying Market Conditions**
- **Seek Opportunities to Repay or Refinance Higher Cost Debt Assumed in Acquisitions**

12/31/2013 Balances

($ in bns)



$20.1
$18.1
Total Debt*
Net Debt*

	Total Debt*	Net Debt*
Debt/EBITDA (2013 PF)	*1.9x*	*1.7x*

Average Interest Cost: 4.2%

**Excludes fair value adjustments of $653 mm*

Summary

A Strong & Focused Organization

Maximize Total Shareholder Returns

Strong Management of the Base

- Operational Excellence
- Achieve Production Targets
- Effective Cost and Capital Management
- Manage HS&E and Other Inherent Risks

Return Driven Growth

- Prioritize Highest Value Opportunities
- Evaluate Best Uses of Cash
- Scalable, Long-lived, Low-Cost Assets
- Strong Execution

Protect the Balance Sheet

Strong Cash Dividends

Reference Slides



2014e Oil & Gas Operating Estimates


California
Operating Cost: $34/bbl
Pricing: Brent Based
Madden & Haynesville
Operating Cost: $1.95/Mcfe
Pricing: NYMEX
Eagle Ford
Operating Cost: $14/bbl
Pricing: LLS
Gulf of Mexico Shelf/ Deepwater
Operating Cost: $18/bbl
Pricing: LLS/NYMEX

2014e Oil & Gas Sales by Region


California
40 (1)
Oil
MBOE/D
Eagle Ford
31.5 (2)
35
Haynesville/ Madden/Other
116
Gas
MMcfe/d
GOM (4)
54.5 (3)
90

(1) Includes ~ 7 MMcfe/d of natural gas
(2) Includes ~ 4 MBOE/d of NGLs
(3) Includes ~ 5 MBOE/d of NGLs
(4) Includes GOM Shelf production

NOTE: Operating costs exclude DD&A and G&A. DD&A (including accretion) is expected to approximate $38/BOE. Oil realizations are expected to approximate 93% of Brent in 2014e.
e = estimate. See Cautionary Statement.

Oil & Natural Gas Hedging Positions

Oil Hedges Indexed to Brent

2014


Puts
75k Bbls/d
$90 floor
$70 limit
$5.74 ADP
30k Bbls/d
$95 floor
$75 limit
$6.09 ADP
5k Bbls/d
$100 floor
$80 limit
$7.11 ADP
Unhedged
5%

*116 MBbls/d**

2015


Unhedged
34%
Puts
84k Bbls/d
$90 floor
$70 limit
$6.89 ADP

*127 MBbls/d**

Natural Gas Hedges Indexed to Henry Hub

2014

Swaps – 100,000 MMBtu/d
@ $4.09
~60% Unhedged

2015

No Hedges

NOTE: As of December 31, 2013; ADP = average deferred premium.
** Estimated production for oil. See Cautionary Statement.*

PT-FI Mine Plan

PT-FI's Share of Metal Sales, 2014e-2021e*

2014e – 2018e PT-FI Share
Total: 5.7 billion lbs copper
Annual Average: 1.14 billion lbs

2014e – 2018e PT-FI Share
Total: 7.9 million ozs gold
Annual Average: 1.58 million ozs


Copper, billion lbs
Gold, million ozs
1.1
1.6
1.2
1.3
1.5
3.0
0.9
1.0
1.0
1.0
1.2
1.5
2014e
2015e
2016e
2017e
2018e
2018e-2021e Annual Average

* Copper and gold sales estimates assume no changes to PT-FI's planned concentrate shipments. FCX will update its outlook as export approvals are obtained.

Note: Timing of annual sales will depend upon mine sequencing, shipping schedules and other factors.

e = estimate. Amounts are projections; see Cautionary Statement.

Grasberg Open Pit


9S
9N
N

Mining Sequence in 2014

Copper Equivalent Cross Section


A
B
9N and 9S are the Primary Ore Pushbacks in 2014
9S
1Q14
2Q14
3Q14
4Q14
9N
End 2013
1Q14
2Q14
3Q14
4Q14
LEGEND
0.25 - 0.99% CuEq
1.00 - 1.99% CuEq
2.00 - 2.99% CuEq
>3.00% CuEq
Grasberg Plan View
A
B

Mining Sequence in 2015

Copper Equivalent Cross Section


A
B
9S is the Primary Ore Pushback in 2015
9S
9S
9N
End 2014
2015
LEGEND
0.25 - 0.99% CuEq
1.00 - 1.99% CuEq
2.00 - 2.99% CuEq
>3.00% CuEq
Grasberg Plan View
B
A

Mining Sequence in 2016

Copper Equivalent Cross Section


A
B
9S is the Primary Ore Pushback in 2016
9S
9S
End 2015
2016
LEGEND
0.25 - 0.99% CuEq
1.00 - 1.99% CuEq
2.00 - 2.99% CuEq
>3.00% CuEq
Grasberg Plan View
B
A

Mining Sequence in 2017

Copper Equivalent Cross Section


A
B
9S is the Primary Ore Pushback in 2017
9S
End 2016
2017
LEGEND
0.25 - 0.99% CuEq
1.00 - 1.99% CuEq
2.00 - 2.99% CuEq
>3.00% CuEq
Grasberg Plan View
B
A

PT Freeport Indonesia

Grasberg Minerals District

Life-of-Mine Production Sequencing*


Grasberg Open Pit
258mm mt
0.90% Cu & 0.98 g/t Au
DOZ
176mm mt
0.57% Cu & 0.71 g/t Au
Big Gossan
54mm mt
2.26% Cu & 0.97 g/t Au
Deep MLZ
517mm mt
0.84% Cu & 0.70 g/t Au
Grasberg UG
999mm mt
1.01% Cu & 0.78 g/t Au
Kucing Liar
420mm mt
1.25% Cu & 1.07 g/t Au
COW Term, including extensions
2013 2015 2017 2019 2021 2023 2025 2027 2029 2031 2033 2035 2037 2039 2041


Grasberg open pit
Grasberg Block Cave
Kucing Liar
Amole 2,900 m elev
DOZ
Kucing Liar Spur
Big Gossan
MLA
Grasberg BC Spur
DMLZ
Big Gossan Spur
DMLZ Spur
N
Portals (at Ridge Camp)
Common Infrastructure 2,500 m elev

* aggregate reserves (tonnes and grades) at 12/31/2012

Site Operating Costs by Category

Consolidated


Materials
33%
Manpower
31%
Other
10%
Energy
20%
6%
Acid

2013


33%
30%
10%
22%
5%

2014e

Note: e = estimate. See Cautionary Statement.